Exhibit 10.1


                                                                  EXECUTION




                          NOTE PURCHASE AGREEMENT

          NOTE PURCHASE AGREEMENT dated as of January 19, 2006 among GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC, a limited liability company organized under the laws of Delaware (the "Issuer") and BARCLAYS BANK PLC (together with any successor pursuant to Section 9(h), collectively, the "Noteholder").

          In consideration of the premises and of the mutual covenants and agreements contained herein and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. The Note.
                --------

          (a) Advances Under the Note. Subject to the satisfaction by the Issuer of the terms and conditions set forth in this Agreement, the Noteholder agrees to make advances to the Issuer under a promissory note in substantially the form of Exhibit A hereto (the "Note") from time to time on any Business Day (each, an "Advance") during the Term (as hereinafter defined) in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) $50,000,000, and (ii) an amount equal to 10.0% of the Issuer's most recent "NAV" (as hereinafter defined) delivered pursuant to Section 6(d) (the lesser of clause (a)(i) and (ii) from time to time, the "Commitment"). Each request for an Advance will be made from the Issuer to the Noteholder by telephone, which shall be irrevocable, not later than 11:00 A.M. (New York time) two Business Days prior to the date of the requested Advance and confirmed promptly in writing or by telecopier or (to the extent permitted by Section 9(b)) electronic mail in substantially the form of Exhibit C hereto (each, a "Notice of Advance"). The Note shall be governed by, and the rights and the benefits of the Noteholder shall be determined in accordance with, the terms and conditions of this Agreement. Upon fulfillment of the applicable conditions precedent set forth in
Section 4, the Noteholder will make such funds available to the Issuer at such account as the Issuer shall designate for such purpose, and shall note the Advance date, the principal amount of such Advance and the aggregate then-outstanding principal balance of the Note on Schedule A to the Note; provided that the failure of the Noteholder to make any such notation, or any error therein, shall not affect the obligation of the Issuer to repay the Advances in accordance with the terms of this Agreement. Within the limits of the Commitment in effect from time to time, the Issuer may borrow under this Section 1(a), prepay the principal amount thereof pursuant to
Section 3(b) and reborrow under this Section 1(a). There shall not be more than three Advances outstanding simultaneously at any time.

          (b) Commitment Fee. The Issuer shall pay to the Noteholder a monthly fee in an amount equal to 0.25% per annum of the greater of (i) $20,000,000 less the average daily aggregate principal amount of all Advances outstanding; and (ii) the average daily aggregate unused portion of the Commitment then in effect (the "Commitment Fee"), calculated on a basis of actual days elapsed and a year of 360 days and, unless capitalized in accordance with Section 1(c)(ii), payable monthly in arrears on the first Business Day of each calendar month for the immediately preceding calendar month (each, an "Monthly Payment Date"); provided, that whenever a Monthly Payment Date would otherwise occur on a date subsequent to the expiration of the Term, such Monthly Payment Date shall be the date on which the Term shall expire (whether by maturity, acceleration or otherwise), and will not extend the maturity of the Note. "Business Day" means a day, other than a Saturday or Sunday, on which banks are open in New York, New York and London, England.

          (c) Interest. (i) The Issuer shall pay interest on the outstanding principal amount of the Advances from the date of borrowing thereof until such principal amount shall be paid in full, at a rate per annum equal to the Applicable LIBOR (as hereinafter defined) plus 0.65% (the "Interest Rate"), calculated on a basis of actual days elapsed and a year of 360 days and, unless capitalized in accordance with Section 1(c)(ii), payable in arrears on the applicable Monthly Payment Date for the immediately preceding calendar month, and on the date such Advance shall be paid in full.

          "APPLICABLE LIBOR" means (i) with respect to any Advance for which notice is given later than 11:00 A.M. (New York time) three Business Days prior to the date of the requested Advance, a rate per annum equal to the overnight LIBOR (as hereinafter defined) ("OVERNIGHT LIBOR") for the initial day of such Advance, and such Advance shall thereafter be deemed to be continued on the next Business Day at a rate per annum equal to the one-week LIBOR ("WEEKLY LIBOR"), and (ii) with respect to all other Advances, a rate per annum equal to the Weekly LIBOR.

          "LIBOR" means the rate per annum appearing on Moneyline Telerate Markets Page 3750 (or on any successor or substitute page of such service, or any successor to or substitute service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Noteholder) as the London interbank offered rate for overnight or one-week deposits, as applicable, in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such interest period, as adjusted by any applicable reserve percentage required for banks in New York in accordance with Regulation D of the Board of Governors of the Federal Reserve System.

          (ii) Capitalization of Commitment Fees, Interest. Interest accruing on Advances at the Overnight LIBOR shall, so long as no Event of Default has occurred and is outstanding or would result therefrom, automatically capitalize and be added to the principal amount of such Advance on the next Business Day.

          So long as no Event of Default (as hereinafter defined) has occurred and is continuing or would result therefrom, unless the Issuer has given prior written notice to the Noteholder not later than 11:00 A.M. (New York time) two Business Days prior to a Monthly Payment Date that it will pay the full amount in cash of any accrued and unpaid Commitment Fees and interest on each Advance on such date, then (x) the Issuer will be deemed to have given a Notice of Advance requesting an Advance at Weekly LIBOR on such Monthly Payment Date in an amount equal to the aggregate amount of Commitment Fees and interest that would otherwise be due and payable on such Monthly Payment Date, and (y) such amount shall automatically capitalize and be added to the principal amount of the Advances outstanding as of such Monthly Payment Date. Notwithstanding the foregoing, capitalization of Commitment Fees and interest pursuant to this Section 1(c)(ii) shall not be permitted if the Commitment then in effect would be exceeded as a result thereof. The principal amount of all Commitment Fees and interest capitalized pursuant to this Section 1(c)(ii) shall be deemed to utilize the Commitment from the date of such capitalization for all purposes hereof.

          (iii) Interest Savings. Notwithstanding anything to the contrary herein, if at any time the applicable Interest Rate payable for the account of the Noteholder hereunder (the "Stated Rate") would exceed the highest rate of interest permitted under any applicable law to be charged by the Noteholder (the "Maximum Lawful Rate"), then for so long as the Maximum Lawful Rate would be so exceeded, the applicable Interest Rate payable for the account of the Noteholder shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Issuer shall, to the extent permitted by law, continue to pay interest for the account of the Noteholder at the Maximum Lawful Rate until such time as the total interest received by the Noteholder is equal to the total interest which the Noteholder would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable.

          (d) Use of Proceeds. The Issuer shall use the proceeds of the Advances for purposes of financing subscriptions and redemptions of its investments in certain "Investment Funds" referred to in the PPM (as hereinafter defined) (collectively, "Fund Assets") from time to time and for other general corporate purposes of the Issuer not prohibited by the terms hereof or the Investment Guidelines attached as Exhibit B hereto (the "Investment Guidelines"). The Issuer is not, and shall not become, engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221)). The Issuer hereby agrees that none of the proceeds of any Advance will be used directly or indirectly to purchase or carry any margin stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (e) Note Register. Acting for this purpose, but only for this purpose, as an agent of the Issuer, the Noteholder shall maintain at its address, referred to immediately below its signature on the signature pages to this Agreement, a register for the recordation of the names and addresses of all Noteholders, and the principal amount of the Advances owing to each such Noteholder from time to time (the "REGISTER"); provided, that the Noteholder may resign as registrar in connection with any assignment of all its rights and obligations hereunder and under the Note in accordance with Section 9(h). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Issuer and the Noteholder may treat each Person (as hereinafter defined) whose name is recorded in the Register as a "Noteholder" for all purposes of this Agreement; provided, that assignments shall be subject to Section 9(h). No transfer or assignment of the Note or any portion thereof in accordance with Section 9(h) shall be effective for purposes of this Agreement unless such assignment has been recorded in the Register pursuant to this Section 1(e). The Register shall be available for inspection by the Issuer or any Noteholder at any reasonable time and from time to time upon reasonable prior notice. "PERSON" means an individual, firm, unincorporated organization, corporation, partnership, governmental authority or any other entity.

     Section 2. Term and Termination.
                --------------------

          (a) The Noteholder's commitment to make any Advance will commence on the date first written above and terminate on the first to occur of any of the following (the "TERM"): (i) January 17, 2007 (the "MATURITY DATE"),
(ii) the day on which (A) an Optional Prepayment of all of the Advances outstanding under the Note has occurred and (B) at least two Business Days have elapsed since the Noteholder has received notice by the Issuer of its election to terminate the Noteholder's obligation to make Advances hereunder in full (an "OPTIONAL COMMITMENT TERMINATION"), and (iii) at the Noteholder's option, the day on which an Event of Default has occurred and is continuing; provided, that the Term will automatically terminate upon the occurrence of any event or circumstance described in Section 8(f). The Noteholder may, but shall not be required to, commence discussions with the Issuer about extending or renewing the Term within 60 days of the expiration thereof.

          (b)  In  the  event  of  any  termination  of  the   Noteholder's
obligation to make Advances pursuant to--

          (i) Section 2(a)(i), the Issuer shall immediately pay to the Noteholder the aggregate principal outstanding amount of all Advances outstanding, all accrued and unpaid interest, any accrued and unpaid Commitment Fees (if applicable) and all other amounts payable hereunder and with respect to the Note (collectively, the "OUTSTANDING AMOUNT"); or

          (ii) Section 2(a)(ii), the Issuer shall, no later than the day on which an Optional Commitment Termination has become effective, pay to the Noteholder the sum of

               (x) the Outstanding Amount; plus

               (y) an amount equal to the product of 0.25% per annum times the greater of (I) $20,000,000 and (II) the Commitment in effect immediately prior to such Optional Commitment Termination times M; where "M" equals the period commencing on the date of such Optional Commitment Termination and ending on January 17, 2007, calculated on a basis of actual days elapsed and a year of 360 days (the "EARLY CLOSEOUT FEE");

               provided, that the Issuer shall not be obligated to pay the Early Closeout Fee in connection with any Optional Commitment Termination made within 30 days of any request by the Noteholder for indemnification arising from any Change in Law (as hereinafter defined) pursuant to Section 9(c) or any Taxes (as hereinafter defined) pursuant to Section 9(d); or

          (iii) Section 2(a)(iii), other than as a result of any Event of Default solely under Section 8(o), the Issuer shall immediately pay to the Noteholder (x) the Outstanding Amount, plus (y) the Early Closeout Fee.

          (c) All calculations with respect to amounts payable to the Noteholder shall be determined by the Noteholder and shall be binding on the Issuer absent manifest error. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the preceding Business Day, and such adjustment of time shall in such case be included in the computation of payment of interest or fees, as the case may be. The principal amount of any Advance made or repaid on any day shall affect the calculation of the Commitment Fee as of the next succeeding Business Day. All payments will be made to the Noteholder by certified or bank cashier's check or wire transfer of immediately available funds, at such address and to such account as the Noteholder shall specify in writing to the Issuer from time to time in accordance with the notice provisions hereof.

      Section 3. Repayment.
                 ---------

          (a) Repayment at Maturity. The Issuer shall repay the Outstanding Amount of all Advances and all other amounts payable hereunder on the earlier of (i) the Maturity Date, and (ii) such earlier date on which such amounts become due and payable in accordance with the provisions of this Agreement or the Note, whether by maturity, acceleration, demand or otherwise.

          (b) Prepayment. (i) Optional. The Issuer may prepay the Advances in whole or part (each, an "OPTIONAL PREPAYMENT") prior to maturity on any Business Day by written notice given to the Noteholder not later than two Business Days prior to the date thereof, in each case specifying the date (which shall be a Business Day) and the principal amount thereof. If notice of an Optional Prepayment is given, the Issuer shall prepay the Advances in the amount and at the time specified in each such notice. Each partial Optional Prepayment shall be in an aggregate principal amount of not less than $1,000,000, or, if less, the remaining outstanding principal balance of the Note. Each Optional Prepayment shall be made together with all accrued and unpaid interest thereon at the applicable Interest Rate.

          (ii) Mandatory. The Issuer shall prepay all Advances outstanding in full, together with all interest and other amounts payable in respect thereof (including, without limitation, the Early Closeout Fee), not later than 90 days following the date on which the Noteholder shall have given written notice of the occurrence and continuance of any failure of the Issuer to comply with either or both of section 4(b) or 5(c) of the Investment Guidelines (a "LOOK-THROUGH FAILURE") within the five-Business Days of the "Remediation Period" referred to in Section 6 of the Investment Guidelines; provided, that no Event of Default or event that, with notice or lapse of time or both, would become an Event of Default (a "DEFAULT") shall be deemed to have occurred with respect to such failure during such 90-day period.

          (c) Compliance with Trigger Amounts. If the aggregate principal amount of all Advances outstanding at any time (less the estimated value (as reasonably determined by the Issuer in consultation with the Noteholder) of all pending redemptions of Fund Assets, if any, as to which copies of redemption notices have been delivered to the Noteholder in accordance with the reporting requirements of Schedule I hereto) (the "ADJUSTED AMOUNT") exceeds 12% of the NAV (the "DEBT TO EQUITY TRIGGER THRESHOLD") most recently delivered pursuant to Section 6(d), the Issuer shall as soon as practicable but in any event not later than five Business Days after the date thereof take all action necessary and reasonably requested by the Noteholder to redeem Fund Assets in an amount equal to 120% of the amount by which the Adjusted Amount exceeds the Commitment in effect at such time. Promptly and in any event not later than five Business Days after receipt by the Issuer of the proceeds of any such redemption, the Issuer shall repay Advances by an amount not less than the excess of the Adjusted Amount over the Commitment in effect at such time, together with interest and all other amounts payable in respect thereof.

     Section 4. Conditions to Purchase.
                ----------------------

          The Noteholder's obligation to make Advances hereunder is subject to the fulfilment, to the satisfaction of the Noteholder, of each of the following conditions:

          (a) Solely with respect to the initial Advance under the Note, the Noteholder shall have received certified or original copies of the following documents, all duly executed and delivered by the respective parties thereto and in full force and effect and otherwise in form and substance reasonably satisfactory to the Noteholder: (i) the certificate of formation and limited liability company agreement of the Issuer (including any amendments thereto), (ii) the resolutions of Goldman Sachs Hedge Fund Strategies LLC, a limited liability company organized under the laws of Delaware (the "MANAGING MEMBER"), the managing member of the Issuer, authorizing and approving the issuance by the Issuer of the Note and the borrowing of Advances up to the Commitment, (iii) a certificate issued by the Secretary of State of Delaware as to the good standing of the Issuer,
(iv) the Issuer's Private Placement Memorandum dated as of June 2003, and all amendments, supplements and modifications thereto (as so amended, supplemented and otherwise modified as of the date hereof, the "PPM") and all forms of subscription agreements, in each case, as in effect as of such date, (v) the Investment Management Agreement dated as of August 1, 2003 between the Managing Member and Issuer, (vi) the Amended and Restated Services Agreement dated as of May 4, 2004 among the Issuer, the Managing Member and SEI Global Investors, Inc. (the "FUND ADMINISTRATOR"); (vii) a certificate of the secretary of the Managing Member attesting as to incumbency of all officers signing this Agreement and the Note and addressing such other matters as the Noteholder may reasonably request,
(viii) the legal opinion of internal staff counsel of the Issuer with respect to such matters as the Noteholder may reasonably request, (ix) evidence reasonably satisfactory to the Noteholder that the NAV of the Issuer as of the date of the initial Advance is not less than $450,000,000, and (x) such other approvals, opinions and documents relating to this Agreement and the transactions contemplated hereby as the Noteholder shall have reasonably requested (the documents and agreements referred to in clauses (i)-(vi) of this Section 4(a), collectively, the "SPECIFIED AGREEMENTS").

          (b) The Noteholder shall have received a duly executed Notice of Advance with respect to each such Advance.

          (c) The representations and warranties of the Issuer herein shall be true and correct in all material respects as of the date of each Advance, before and after giving effect to each such Advance.

          (d) The Issuer shall have performed and complied in all material respects with all obligations and agreements required herein and in the Note to be performed or complied with by it.

          (e) No Event of Default or event that with the lapse of time or the giving of notice or both would constitute an Event of Default shall have occurred and be continuing hereunder or under the Note, or would result from the making of such Advance or from the application of the proceeds therefrom.

          (f) The Issuer shall have complied with, or caused the compliance of, to the reasonable satisfaction of the Noteholder the reporting requirements set forth in SCHEDULE I hereto as of the date of such Advance.

          (g) After giving effect to each such Advance, the sum of the principal amount of all Advances outstanding shall not exceed Commitment, as determined by the Noteholder.

      Section 5. Representations and Warranties.
                 ------------------------------

          (a) The Issuer represents and warrants to the Noteholder as follows:

          (i) The Issuer (A) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (B) is duly qualified and in good standing as a foreign limited liability company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except, in each case, where a failure so to qualify and be in good standing could not reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise), assets or properties of the Issuer, or on the legality, validity or enforceability of any provision of this Agreement or the Note (a "MATERIAL ADVERSE EFFECT") and (C) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (ii) The execution, delivery and performance by the Issuer of this Agreement and the Note are within its limited liability company powers, have been duly authorized by all necessary limited liability company action, and do not (A) contravene the Issuer's organizational documents, (B) contravene any contractual restriction binding on it or require any consent under any agreement or instrument to which it is a party or by which any of its properties or assets is bound or result in or require the creation or imposition of any lien, pledge, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement (each, a "LIEN") upon any property or assets of the Issuer or (C) violate any applicable law, or writ, judgment, injunction, decree, determination or award. The Issuer is not in violation of any such applicable law, writ, judgment, injunction, decree, determination or award or in breach of any contractual restriction binding upon it, except for such violation or breach which could not reasonably be expected to result in a Material Adverse Effect.

          (iii) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or waiver by, any governmental authority or any other third party (except as have been obtained or made and are in full force and effect), is required to authorize, or is required for, (A) the execution, delivery and performance by the Issuer of this Agreement or the Note or (B) the legality, validity, binding effect or enforceability hereof or thereof.

          (iv) This Agreement is and the Note when delivered for value hereunder will be the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with its respective terms.

          (v) There is no pending or, to the knowledge of the Issuer, threatened action or proceeding affecting the Issuer before any governmental authority or arbitrator which could reasonably be expected to result in a Material Adverse Effect.

          (vi) The Issuer is not an "investment company," or a person "controlled by" an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (vii) The Issuer has filed all income tax returns and all other tax returns which are required to have been filed by it in all jurisdictions and has paid all taxes or claims, governmental charges or levies imposed on it or its properties which are required to have been paid by it, except (i) taxes or claims, governmental charges or levies contested in good faith as to which adequate reserves have been provided in accordance with generally accepted accounting principles in the United States of America consistently applied ("U.S. GAAP") or (ii) where the failure to file such tax returns or to pay such taxes or claims, governmental charges or levies could not reasonably be expected to result in a Material Adverse Effect.

          (viii) All information (A) provided, with respect to the Issuer, by or on behalf of the Issuer or the Managing Member, to the Noteholder in connection with the negotiation, execution and delivery of this Agreement and the Note, including, without limitation, any financial statements of the Issuer provided to the Noteholder, or (B) provided or to be provided by the Issuer or the Managing Member in any offering document of the Issuer is or will be, as of the applicable date of provision thereof, complete and correct in all material respects and do not (or will not) contain any untrue statement of a material fact or omit to state a fact necessary to make the statements contained therein not misleading in light of the time and circumstances under which such statements were made.

          (ix) Each Specified Agreement is in full force and effect, as the same may be amended, supplemented or otherwise modified from time to time solely to the extent permitted by Section 7(e).

          (x) All licenses, permits, approvals, concessions or other authorizations necessary to the conduct of the business of the Issuer have been duly obtained and are in full force and effect other than those where the failure to obtain and maintain any of the foregoing could not reasonably be expected to result in a Material Adverse Effect. There are no restrictions or requirements which limit the Issuer's ability to lawfully conduct its business or perform its obligations under this Agreement or the Note.

          (b) The Noteholder and each transferee thereof hereby severally represents and warrants (solely as to itself) to the Issuer as follows:

          (i) Such Person is a "Qualified Institutional Buyer" (as hereinafter defined), and understands that the Note has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Note. "QUALIFIED INSTITUTIONAL BUYER" has the meaning set forth in Rule 144A, as amended, under the Securities Act.

          (ii) Such Person is a "Qualified Purchaser" (as hereinafter defined) and is acquiring the Note for its own account and is the sole registered and beneficial owner of the Note. No other Person has an interest in the Note. "Qualified Purchaser" has the meaning set forth in
Section 2(a)(51) of the U.S. Investment Company Act of 1940, as amended from time to time.

     Section 6. Affirmative Covenants. So long as the Noteholder has a commitment to make Advances, or any amounts hereunder or under the Note shall remain unpaid (whether for principal, interest, fees, or other amounts), the Issuer covenants and agrees that:

          (a) The Issuer shall (i) maintain its existence, legal structure, organization, rights, permits, licenses, approvals and privileges, and (ii) comply with all laws, rules, regulations and ordinances applicable to it and the operation of its businesses, except, in each case, for any such failure as could not reasonably be expected to result in a Material Adverse Effect.

          (b) The Issuer shall furnish, or shall cause same to be furnished, to the Noteholder: (i) as soon as available and in any event within 180 days after the end of each fiscal year of the Issuer, its audited annual financial statements, including all notes thereto, which statements shall include a statement of financial position as of the end of the relevant fiscal year and statement of operations and a statement of cash flows for such fiscal year, all setting forth in comparative form the corresponding figures from the previous fiscal year, all prepared in conformity with U.S. GAAP, accompanied by an unqualified opinion of Ernst & Young, LLP or other independent public accountants reasonable acceptable to the Noteholder, and (ii) promptly from time to time upon the reasonable request of the Noteholder, such additional information and documentation as the Noteholder may reasonably request. The Issuer shall furnish to the Noteholder, at the time it furnishes its financial statements, a certificate of an authorized officer of the Issuer that no Event of Default has occurred and no event has occurred and is continuing which with the lapse of time or the giving of notice or both would constitute an Event of Default.

          (c) The Issuer shall furnish to the Noteholder as soon as possible and in any event within three Business Days after the Issuer obtains the knowledge of the occurrence of (x) any Event of Default hereunder (other than with respect to matters described in the proviso to Section 6(h)), or (y) any actual or threatened litigation or other event which, if adversely determined to the Issuer, could reasonably be expected to result in a Material Adverse Effect, a statement of an authorized officer of the Issuer setting forth the details thereof and the action which the Issuer has taken and proposes to take with respect thereto.

          (d) The Issuer shall deliver or cause to be delivered all reporting documents and information to the Noteholder as and when required by such person pursuant to SCHEDULE I attached hereto, including, without limitation, a certification of the net asset value (the "NAV") of the Issuer and of each Fund Assets by the Fund Administrator, in each case determined in accordance with U.S. GAAP (collectively, the "NAV CALCULATION"), all in form reasonably satisfactory to the Noteholder.

          (e) The Issuer shall at all times keep proper books of record and account in which full and accurate entries shall be made of all of the financial transactions and all Fund Assets, in each case, in accordance with U.S. GAAP and all applicable requirements of law and as are necessary to prepare financial statements in accordance with U.S. GAAP.

          (f) The Issuer shall remain principally engaged in the business conducted by it as of the date hereof, and shall maintain in effect all governmental authorizations that are necessary to conduct its business as conducted as of the date hereof in all material respects.

          (g) The Issuer shall pay and discharge, before the same shall become delinquent, all income taxes and other taxes, assessments, claims and governmental charges or levies imposed upon it or upon its property, except for any tax, assessment, claim or governmental charge or levy the failure to pay or discharge could not reasonably be expected to result in a Material Adverse Effect and except that the Issuer shall not be required to pay or discharge any such tax, assessment, claim or governmental charge or levy that is being diligently contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with U.S. GAAP.

          (h) The Issuer shall comply with the Investment Guidelines at all times, as amended from time to time upon the receipt by the Issuer of the Noteholder's consent to any such amendment (which consent shall not be unreasonably withheld or delayed); provided that, prior to receipt of a notice from the Noteholder of any Look-through Failure, the Issuer shall not be (and shall not be deemed to be) responsible for (or for monitoring or certifying) compliance pursuant to section 4(b) or 5(c) of the Investment Guidelines.

          (i) The Issuer shall, at any reasonable time during normal business hours and upon reasonable prior notice, (i) so long as no Event of Default has occurred and is continuing, permit the Noteholder or any agent or representative thereof no more than two times per year in the aggregate, and (ii) if an Event of Default has occurred and is continuing, permit the Noteholder or any agent or representative thereof without limitation in the number of visits, in either case, to visit the Investment Manager, inspect the books and records thereof (as pertains to the Issuer and/or performance of this Agreement and the Note) and have access to senior financial management thereof.

     Section 7. Negative Covenants. So long as the Noteholder has a commitment to make Advances, or any amounts hereunder or under the Note shall remain unpaid (whether for principal, interest, fees, or other amounts), the Issuer covenants and agrees that:

          (a) The Issuer shall not, directly or indirectly, create, incur, assume, suffer to exist, guarantee any Debt, other than (i) the Advances, and (ii) fees and expenses incurred or accrued in the ordinary course of business, including, without limitation, those referred to in the PPM; provided, that any "management" or other incentive-based fees payable to the Managing Member or any other affiliate of the Issuer shall not be paid if any Event of Default pursuant to Section 8(a), 8(f) or 8(i) has occurred and is continuing or would result therefrom; provided, further, that the aggregate amount of all Debt permitted by clause (ii) of this Section 7(a) shall not exceed 5% of the Issuer's NAV as most recently reported pursuant to Section 6(d) at any time. "DEBT" means at any date without duplication
(A) indebtedness for borrowed money, (B) obligations evidenced by bonds, debentures, notes or other similar instruments, (C) obligations to pay the deferred purchase price of property or services (excluding trade payables and current accounts payable incurred in the ordinary course of business),
(D) capital lease obligations, (E) indebtedness of others secured by a Lien on the Issuer's property, (F) the maximum amount available to be drawn under all letters of credit and all unpaid drawings in respect of such letters of credit, (G) all obligations to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (H) all obligations created or arising under any conditional sale or other title retention agreement or incurred as financing, (I) the net obligations under derivative transactions, including, without limitation, swap agreements or commodity transactions, but excluding all obligations under foreign currency swap, forward transactions and other derivative transactions permitted by the Investment Guidelines, and (J) obligations under a guaranty of debt of others of the kinds referred to in clauses (A) through (I) above; provided, that a guaranty shall not include any endorsements for collection or deposit in the ordinary course of business; and provided, further, that "Debt" shall not include (x) overnight drafts from any bank or other financial institution in the ordinary course of business, or (y) obligations in connection with redemptions of membership interests in the Issuer by its investors from time to time (provided, that such redemptions shall comply with Section 7(d)).

          (b) The Issuer shall not create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except for Liens set forth in the organizational or subscription documents with respect to any Fund Asset, so long as such Liens arise in the ordinary course of business and do not extend to any property or asset of the Issuer other than such Fund Asset.

          (c) The Issuer shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of, whether in one transaction or in a series of related transactions, all or substantially all of the property and assets (whether now owned or hereafter acquired) of the Issuer to, any Person. The Issuer shall not dissolve or liquidate in whole or in part.

          (d) The Issuer shall not (i) sell, transfer, lend or otherwise dispose of any assets (other than investments permitted by the proviso to this Section 7(d)), or grant any option or other right to purchase, lease or otherwise acquire any assets from the Issuer, (ii) declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its membership units or other equity interests now or hereafter outstanding, return any capital to its stockholders, partners or members, make any distribution of assets, equity interests, obligations or securities to its stockholders, partners or members; if, in any such case, after giving effect thereto, either (x) the sum of the principal amount of all Advances outstanding would exceed the Commitment then in effect; or (y) there has occurred and is continuing an Event of Default pursuant to
Section 8(a), 8(f) or 8(i); provided, however, that the Issuer may invest in Fund Assets in compliance with the Investment Guidelines so long no Event of Default pursuant to Section 8(a), 8(f) or 8(i) has occurred and is continuing, or would result from any such investment. For the avoidance of doubt, the Issuer's right to redeem its investments and subscriptions in Fund Assets from time to time shall not be limited by this Section 7(d).

          (e) Without the Noteholder's consent, which will not be unreasonably withheld, the Issuer shall not enter into any, or consent to any material amendment, supplement or other modification of any of the terms or provisions of any, organizational documents or other agreements of the type described in paragraph 10 of the certificate delivered pursuant to
Section 4(a)(vii), in any such case relating to (i) valuation of assets or the determination of the NAV or the value of any investor's interest in and to the Issuer, (ii) the power to borrow money and pledge assets, (iii) its investment objectives and investment guidelines (iv) its material capital stock or other equity interests, (iv) its jurisdiction of organization, (v) the composition, voting rights of or limitations on the powers of its Managing Member or (vi) any other matter if the effect thereof would be a material alteration of the Investment Guidelines or could reasonably be expected to result in a Material Adverse Effect.

          (f) None of the Fund Assets shall suspend or otherwise limit redemptions or dividends with respect to investments held by or for the account of the Issuer, unless any such suspension or limitation is then in effect with respect to all of its other subscribers, members and investors.

     Section 8. Events of Default. If any of the following events (each, an "EVENT OF DEFAULT") shall occur and be continuing:

          (a) (i) the Issuer shall fail to pay any principal hereunder or under the Note when due (whether at stated maturity or by acceleration, prepayment, demand or otherwise); or (ii) the Issuer shall fail to pay any interest or any other amount payable hereunder or under the Note when such amount shall become due and in any such case such failure remains unremedied for three Business Days; or

          (b) any representation or warranty by the Issuer herein shall be incorrect in any material respect when made or deemed made; or

          (c) the Issuer shall fail to perform or observe any term, covenant or agreement herein or in the Note and in each case such failure remains unremedied for five Business Days (other than any failure that is otherwise referred to in this Section 8) after notice thereof has been given to the Issuer by the Noteholder; or

          (d) the Issuer shall deny its obligations under this Agreement or the Note; or

          (e) there shall have occurred any material breach or default in the representations, warranties, covenants, terms or conditions of any of the Specified Agreements by any party thereto, after giving effect to any applicable grace period with respect thereto specified in the applicable Specified Agreement; or

          (f) the Issuer shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Issuer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, winding-up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and assets and, in the case of any such proceeding instituted against the Issuer, such proceeding shall remain undismissed or unstayed for a period of 60 days; or the Issuer shall take any limited liability company action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Issuer and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order which shall not have been stayed or dismissed within 30 days after the commencement of such proceedings or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, or any failure by the Issuer to satisfy when due any non-monetary judgment if the failure so to do could reasonably be expected to result in a Material Adverse Effect; or

          (h) any event or condition shall occur or exist which (i) has resulted in a Material Adverse Effect, or (ii) could reasonably be expected to result in a Material Adverse Effect after five Business Days' written notice to the Issuer by the Noteholder; or

          (i) a "person" or "group" (within the meaning of Section 13(d) and 14(d) of the U.S. Securities Exchange Act of 1934) (other than The Goldman Sachs Group Inc. and its affiliates) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of 50% or more of the total voting power of the Managing Member or otherwise has the power to direct or cause the direction of the management or policies of the Managing Member, or the Managing Member resigns or is removed as the investment manager of the Issuer, or ceases to have substantial involvement in the day-to-day operations of the Issuer, or the Managing Member ceases to be a wholly owned direct or indirect subsidiary of The Goldman Sachs Group, Inc.; in each case, unless the Noteholder has given its prior written consent; or

          (j) the Managing Member commits a material violation of applicable law, or there is any material change to the investment objectives or investment guidelines of the Issuer, without the prior written consent of the Noteholder; or

          (k) the occurrence of (i) any investigation or seizure made by any governmental authority for an actual or alleged violation or breach of law that could reasonably be expected to result in a Material Adverse Effect upon (x) the Issuer or the Managing Member, or (y) any director, executive officer or managing member of the Issuer or the Managing Member; or (ii) a revocation, suspension or termination of any license, permit or approval held by the Issuer, the Managing Member (or any fund managed thereby), the Issuer's administrator or the Issuer's custodian, or any director, executive officer or managing member thereof that, in the reasonable judgment of Noteholder, is necessary for the conduct of the Issuer's or such other Person's business, and in each case a replacement acceptable to Noteholder is not agreed to within one month following such event and officially engaged or subscribed to (as the case may be) within three months of such event; or

          (l) the Issuer suspends redemptions of its equity interests for any reason, except to comply with the terms of this Agreement or the Note; or

          (m) there occurs any market disruption event for a period of five consecutive Business Days, where "market disruption event" means (a) the failure of the Issuer or the Managing Member to announce or calculate the NAV or any information necessary for determining the NAV in accordance with its normal procedures; or (b) a material change in the formula for or the method of determining the NAV; or

          (n) the Adjusted Amount exceeds the Debt to Equity Trigger Amount and all actions required in accordance with Section 3(c) shall have not been taken or satisfied by the Issuer within the applicable time period specified therein; or

          (o) the occurrence of (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any governmental authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any governmental authority which, in any such case, purports to render invalid, suspends or precludes enforcement of, any provision of this Agreement or the Note or impairs performance of the Issuer's obligations hereunder or thereunder;

          then, and in any such event, the Noteholder may by written notice to the Issuer declare all amounts owing under the Note and all other amounts payable hereunder (including, without limitation, principal, interest, fees, indemnities and other amounts) to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer; provided, however, that upon the occurrence of any event in subsection (f) of this Section 8, all amounts owing under the Note and all other amounts payable hereunder (including, without limitation, principal, interest, fees, indemnities and other amounts) shall automatically become and be due and payable without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Issuer. If an Event of Default occurs and is continuing, the Noteholder may pursue any available remedy to collect the payment of the principal amount of, and any accrued interest on, the Advances or to enforce the performance of any provision of the Note, this Agreement, and/or under applicable law. No failure on the part of the Noteholder to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein and in the Note are cumulative and not exclusive of any remedies provided by applicable law.

      Section 9. Miscellaneous.
                 -------------

          (a) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Issuer and the Noteholder. No amendment or waiver of any provision of this Agreement or the Note, or consent to any departure by any of the Issuer therefrom, shall in any event be effective unless the same shall be in writing and signed by the Noteholder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, electronic mail or sent by facsimile to the Issuer or the Noteholder, as the case may be, at its address set forth on the signature page hereto. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent and a receipt of successful transmission has been received by the sender (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications between the Noteholder and the Issuer may be delivered by electronic mail pursuant to procedures approved by the Noteholder and the Issuer; provided, that approval of such procedures may be limited to particular notices or communications, and shall be effective only when received. The Issuer and the Noteholder may change its address, telecopier number or (to the extent approved pursuant to the previous sentence) electronic mail address for notices and other communications hereunder by notice to the other.

          (c) Increased Costs. (i) Generally. If any Change in Law (as hereinafter defined) shall (A) impose or modify any reserve, special deposit, compulsory loan, insurance charge or similar requirement against the Noteholder or its assets, (B) subject the Noteholder to any tax with respect to this Agreement or the Note, or change the basis of taxation of payments to the Noteholder in respect thereof (except for Taxes covered by
Section 9(d) and Excluded Taxes and except for any change in the basis of taxation with respect to Taxes covered by Section 9(d) or Excluded Taxes), or (C) impose on the Noteholder any other condition, cost or expense affecting this Agreement or the Note; and, in each case, the result shall be to reduce the amount of any sum received or receivable by such Noteholder hereunder or under the Note then, upon request of the Noteholder, the Issuer will, reasonably promptly after notice thereof by the Noteholder to the Issuer, pay such additional amount as will compensate the Noteholder for such additional costs incurred or reduction suffered. "CHANGE IN LAW" means the occurrence, after the date of this Agreement of
(x) the adoption or taking effect of any law,  rule,  regulation or treaty,
(y) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any governmental authority or (z) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any governmental authority which imposes on the Noteholder any material condition, cost or expense affecting this Agreement or the Note and which results in an increase in the cost to the Noteholder of maintaining its obligation to Purchase, an increase in the cost to the Noteholder, or a reduction in the amount of any sum received or receivable by the Noteholder hereunder or under the Note (whether of principal, interest or any other amount).

               (ii) Capital Requirements. If the Noteholder determines that a Change in Law affecting it, any of its lending offices or its holding company regarding capital requirements has or would have the effect of reducing the rate of return on the Noteholder's capital or on the capital of the Noteholder's holding company as a consequence of this Agreement or the Note to a level below that which the Noteholder or its holding company could have achieved but for such Change in Law, then from time to time the Issuer will, reasonably promptly after notice thereof by the Noteholder to the Issuer, pay to the Noteholder such additional amounts as will compensate the Noteholder or its holding company for any such reduction suffered.

               (iii) Notice; Timing. The Noteholder shall promptly notify the Issuer of any Change in Law of which it actually becomes aware for which it determines to demand compensation under this Section 9(c). Notwithstanding clauses (i) or (ii) of this Section 9(c), the Issuer shall not be required to compensate the Noteholder for any increased costs or reductions suffered or incurred more than 90 days prior to the date that the Noteholder notifies the Issuer of the Change in Law giving rise to such increased costs or reductions and of the Noteholder's intention to claim compensation therefor.

          (d) Taxes. (i) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Issuer hereunder or under the Note shall be made free and clear of and without deduction or withholding for any Taxes (as hereinafter defined) unless such deduction or withholding is required by applicable law (or by the interpretation or administration thereof), provided that if the Issuer shall be required by applicable law (or by the interpretation or administration thereof) to deduct any Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of such Taxes (including deductions of such Taxes applicable to additional sums payable under this Section 9(d)) the Noteholder receives an amount equal to the sum it would have received had no such deductions of such Taxes been made, (ii) the Issuer shall make such deductions of such Taxes and (iii) the Issuer shall timely pay the full amount of Taxes deducted to the relevant governmental authority in accordance with applicable law. "TAXES" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority (including, without limitation, (A) any interest, additions to tax or penalties applicable thereto, and (B) all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or the Note); provided, that "Taxes" does not include (x) any taxes imposed on or measured by the Noteholder's overall net income (however denominated), any franchise taxes imposed on it (in lieu of net income taxes) and any branch profits tax (or any similar tax) imposed on it, in any case, by the jurisdiction (or any political subdivision thereof) under the laws of which the Noteholder is organized or in which its principal office is located or in which its applicable lending office or the office which purchased, holds or owns its
Note is located, (y) any Taxes imposed, deducted or withheld on or from any payments to the Noteholder by or on account of any obligation of the Issuer hereunder or under the Note by reason of such Noteholder's failure to comply with Section 9(d)(iii), and (z) any Taxes imposed, deducted or withhold on or from any such payments to any transferee of the Noteholder at the time such transferee became a Noteholder hereunder or to any such Person at the time it changes its applicable lending office or the office which holds or owns its Note, except to the extent that such Person was entitled, at the time of such transfer or assignment or at the time of such change of office, to receive additional amounts with respect to Taxes under this Section 9(d) (the Taxes described in clauses (x), (y) and (z) of this Section 9(d)(i), collectively, "EXCLUDED TAXES").

               (ii) Tax Indemnity. The Issuer shall indemnify the Noteholder promptly upon written demand therefor for the full amount of any Taxes (including whether imposed or asserted on or attributable to amounts payable under this Section 9(d)) paid by the Noteholder and any penalties, interest and reasonable out-of-pocket expenses arising therefrom or with respect thereto.

               (iii) Foreign Noteholder. With respect to the Noteholder and any transferee thereof that is not a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended from time to time (the "CODE"), such Person shall deliver to the Issuer on or before the date it acquires a Note hereunder or becomes a party to this Agreement and on or before the date, if any, that such Person changes its applicable lending office or its office which owns or holds its Note (i) a duly executed and completed Internal Revenue Service Forms W-8ECI or W-8BEN (with respect to the benefit of an income tax treaty), or successor forms, certifying to such Person's entitlement to a complete exemption from United States withholding tax with respect to all payments by or on account of any obligation of the Issuer hereunder to be made to it and under its Note, or (ii) if such Noteholder or transferee is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either (x) the forms referred to in clause (i) above certifying to such Person's entitlement to a complete exemption from United States withholding tax with respect to all payments by or on account of any obligation of the Issuer hereunder to be made to it or under its Note, or (y) a duly executed and completed Internal Revenue Service Forms W-8BEN (or successor forms) and a duly executed certificate (a "PORTFOLIO INTEREST EXEMPTION CERTIFICATE") certifying that it is entitled to a complete exemption from United States withholding tax with respect to all payments by or on account of any obligation of the Issuer hereunder to be made to it and under its Note under Section 871(h) or 881(c) of the Code; provided, however, that in the event that such Noteholder or transferee, as applicable, is not classified as a corporation for United States federal income tax purposes, such Person shall deliver to the Issuer all additional (or alternative) Internal Revenue Service forms and Portfolio Interest Exemption Certificates necessary to establish such Noteholder's entitlement to complete exemption from United States withholding tax on all payments by or on account of any obligation of the Issuer hereunder to be made to it and under the Note. Each such Person shall deliver such Internal Revenue Service forms and the Portfolio Interest Exemption Certificate (as applicable) to the Issuer promptly from time to time as necessary upon the obsolescence, inaccuracy or invalidity of any such Internal Revenue Service forms or Portfolio Interest Exemption Certificate previously delivered by such Noteholder.

          (e) Illegality. Notwithstanding any other provision of this Agreement, if the Noteholder determines that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Noteholder or its applicable LIBOR lending office to perform its obligations hereunder to make Advances according to LIBOR or to fund or maintain Advances according to LIBOR hereunder, then (i) each Advance according to LIBOR will automatically convert into a Base Rate Advance (as hereinafter defined) as to which interest shall be calculated on a basis of actual days elapsed and a year of 360 days and shall be payable in arrears on each Monthly Payment Date for the immediately preceding calendar month and on the date such Base Rate Advance shall be paid in full, and (ii) the obligation of the Noteholder to make or continue Advances according to LIBOR shall be suspended until the Noteholder shall notify the Issuer that the circumstances causing such suspension no longer exist. A "BASE RATE ADVANCE" shall mean an Advance as to which interest accrues on the outstanding principal amount thereof from the date of issuance or conversion thereof, as the case may be, until such principal amount shall be paid in full, at a rate per annum equal to the highest of
(x) the rate of interest announced by Barclays Bank PLC in New York, New York, from time to time, as its "base rate"; and (y) 1/2 of one percent per annum above the Federal Funds Rate (as hereinafter defined). The "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Noteholder from three Federal funds brokers of recognized standing selected by it.

          (f) Costs. Each of the Issuer and the Noteholder will bear its own costs and expenses in connection with the negotiation and documentation this Agreement and the Note issued to the Noteholder hereunder. All reasonable costs and expenses of the Noteholder in connection with any formal or informal enforcement, restructuring, workout or settlement hereof or thereof, will be paid by the Issuer promptly upon demand.

          (g) Indemnification. Other than with respect to legal costs and expenses expressly agreed to be borne by the Noteholder pursuant to Section 9(c), (d) or (f), the Issuer shall indemnify the Noteholder and its affiliates and its and its affiliates, partners, directors, officers, employees, agents and advisors (each such person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee whether incurred in any action or proceeding between the parties or otherwise) reasonably incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Issuer or any affiliate, partner, director, officer, employee, agent or advisor of the Issuer arising out of, in connection with, or as a result of (a) the execution or delivery of this Agreement, the Note or any other agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (b) the making of any Advance or the use or proposed use of the proceeds therefrom, or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Issuer or any affiliate, partner, director, officer, employee, agent or advisor of the Issuer, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (y) relate to a settlement, compromise or similar action by an Indemnitee of any action, proceeding or investigation without the prior written consent of the Issuer, which consent shall not be unreasonably withheld or delayed. The provisions of this Section 9(g) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Note, the expiration or termination of the commitment to make Advances and/or the termination of this Agreement or any provisions hereof or thereof.

          (h) Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Issuer may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Noteholder. The Noteholder may assign or otherwise transfer any of its rights or obligations hereunder upon the consent of the Issuer, which consent shall not be unreasonably withheld or delayed. Assignment of the Note shall be further subject to the restrictions specified therein.

          (i) Counterparts; Integration. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an originally executed counterpart of this Agreement. This Agreement and the Note constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

          (j) Governing Law; Jurisdiction. (i) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE ISSUER AND THE NOTEHOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE ISSUER AND THE NOTEHOLDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENT RELATED THERETO. EACH OF THE ISSUER AND THE NOTEHOLDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

          (iii) Without prejudice to any other mode of service, each party to this Agreement consents to the service of process relating to any proceedings in connection with this Agreement by a notice given in accordance with Section 9(b).

          (k) Confidentiality. The Noteholder agrees to maintain the confidentiality of the Information (as defined below), except that
Information may be disclosed (a) to its and its affiliates and their directors, officers, employees and agents, including accountants, legal counsel and other advisors involved in the administration of this Agreement or who otherwise have a reasonable need to know (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (e) to a actual or potential transferee in accordance with Section 9(h) if such transferee agrees to be bound by an agreement containing substantially similar terms as this Section 9(k), (f) with the consent of the Issuer or
(g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9(k) or (ii) becomes available to such Noteholder on a nonconfidential basis from a source other than the Issuer. Any Person required to maintain the confidentiality of Information as provided in this Section 9(k) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. "INFORMATION" means all information received from the Issuer relating to the Issuer or its business including, without limitation information received from the Issuer pursuant to Sections 4(a), 4(f), 6(b), 6(c), 6(d), 6(e) and 6(i), other than any such information that is available to the Noteholder on a nonconfidential basis prior to disclosure by the Issuer.

                         [Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC

      By:   GOLDMAN SACHS HEDGE FUND STRATEGIES LLC,
            its managing member



   By:  /s/ Helen Crowley
      ------------------------------
   Name:  Helen Crowley
   Title: Vice President

Notice Details:

      Goldman Sachs Hedge Fund Partners II, LLC
      701 Mount Lucas Road
      Princeton, NJ 08540
      Attention:  Frank Turner
      Telephone: (609) 497-5568
      Facsimile:  (609) 497-5722
      Email: frank.turner@gs.com



BARCLAYS BANK PLC



By:  /s/ Philippe El-Asmar
   ---------------------------------
Name:  Philippe El-Asmar
Title: Managing Director, Head of
       Investor Solutions, Americas

Notice Details:                    With a copy to:

      Barclays Capital Services   Barclays Bank PLC
      LLC                         c/o Barclays Capital Securities Limited
      200 Cedar Knolls Rd,        5 The North Colonnade
      Building E                  Canary Wharf
      4th Floor Drop 4x           London E14 4BB
      Whippany, NJ 07981          England
      Attention: Erik Hoffman     Attention: Fund Bookrunning/Fund Risk
      Cc Alina Grajewski          Management
      Telephone: 973-576-3709     Telephone: +44 (0) 20 777 38063
      Facsimile: 973-576-3694     Facsimile: +44 (0) 20 751 60972

                                                                      EXHIBIT A

                                FORM OF NOTE


                 GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC

                              PROMISSORY NOTE

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE NOTE OWNER HEREOF ACKNOWLEDGES THAT THIS SECURITY IS A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERMITTED TRANSFEREE (A) WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND (B) WHO IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 2(A)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

          BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, THE HOLDER OF THIS NOTE IS DEEMED TO REPRESENT THAT (I) IT IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS A QUALIFIED PURCHASER AND (III) THAT IT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT AND IT IS THE SOLE REGISTERED AND BENEFICIAL OWNER OF THE NOTE. NO OTHER PERSON HAS AN INTEREST IN THIS NOTE.

          THIS NOTE HAS BEEN ISSUED IN A MAXIMUM PRINCIPAL AMOUNT UP TO $[_], BUT AT ANY TIME MAY HAVE AN OUTSTANDING PRINCIPAL BALANCE LESS THAN THAT AMOUNT, WHICH BALANCE IS INDICATED, FOR INFORMATIONAL PURPOSES, ON SCHEDULE A HERETO, AND MAY BE CONFIRMED BY THE NOTEHOLDER IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT REFERRED TO BELOW.

U.S. $[_]                                          Dated: January [_], 2006

          FOR VALUE RECEIVED, the undersigned, GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC, a limited liability company organized under the laws of Delaware (the "ISSUER"), HEREBY PROMISES TO PAY to BARCLAYS BANK PLC or its registered assigns (the "NOTEHOLDER") the principal amount of [AMOUNT OF UNITED STATES DOLLARS] (U.S. $[_]) (or such lesser amount as shall equal the unpaid principal amount hereunder) owing to the Noteholder by the Issuer pursuant to the NOTE PURCHASE AGREEMENT dated as of January [_], 2006 (as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT") among the Issuer and the Noteholder on January [_], 2007. Capitalized terms not otherwise defined in this Promissory Note shall have the same meanings as specified therefor in the Note Purchase Agreement.

          The Issuer promises to pay to the Noteholder interest on the unpaid principal amount of this Note from the date first written above until such principal amount is paid in full at the applicable Interest
Rate, and all fees, expenses, indemnities and other amounts as are specified in the Note Purchase Agreement payable at such times as are specified therein.

          Both principal and interest are payable in lawful money of the United States of America to the Noteholder at its offices at 200 Park Avenue, New York, New York 10166 (or at such other location as shall be designated by the Noteholder in a written notice to the Issuer), in same day funds. The principal amount owing to the Noteholder by the Issuer hereunder and all payments made on account of principal thereof, shall be recorded by the Noteholder on Schedule A to this Note; provided that the failure to make any such recordation or endorsement shall not affect the Debt of the Issuer under this Note or any of the other obligations of the Noteholder under the Note Purchase Agreement.

          All calculations with respect to amounts payable to the Noteholder shall be determined by the Noteholder and shall be binding on the Issuer absent manifest error. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the preceding Business Day, and such adjustment of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          This is the Note referred to in, and is entitled to the benefits of, the Note Purchase Agreement. The Note Purchase Agreement, among other things, (a) provides for the issuance by the Issuer and purchase by the Noteholder of this Note and the making of Advances from time to time during the Term in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above written, and (b) is subject to optional and mandatory prepayments and repayments on account of principal hereof, in whole or in part, prior to the maturity hereof on the terms and conditions specified in Sections 2 and 3 of the Note Purchase Agreement.

          Upon the occurrence and during the continuance of one or more Events of Default, the unpaid principal amount of this Note and all accrued and unpaid interest hereon, fees and other amounts payable in respect hereof and under the Note Purchase Agreement may become, or may be declared to be, immediately due and payable as provided in Section 8 of the Note Purchase Agreement.

          The terms of this Note may be amended, supplemented or otherwise modified only in the manner provided in the Note Purchase Agreement.

          The Noteholder hereby waives presentment, demand, protest and (except as expressly specified in the Note Purchase Agreement) notice of any kind. No failure on the part of the holder hereof to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or a consent thereto; nor shall a single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK. BY EXECUTION AND DELIVERY OF THIS NOTE THE ISSUER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE ISSUER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NOTE OR OTHER DOCUMENT RELATED THERETO. THE ISSUER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

          If an Event of Default shall have occurred and be continuing, the Noteholder may set off and apply any and all deposits at any time held and other obligations (in whatever currency) at any time owing by the Noteholder to or for the credit of the Issuer against any and all of the obligations of the Issuer now or hereafter existing under this Note or the Note Purchase Agreement to the Noteholder, irrespective whether the Noteholder shall have made any demand under this Note or the Note Purchase Agreement and although such obligations may be contingent or unmatured. The setoff rights of the Noteholder are in addition to other rights and remedies the Noteholder may have, all of which are cumulative. The Noteholder agrees to notify the Issuer promptly after any such setoff and application, provided, that the failure to give such notice shall not affect the validity thereof.

          This Note is a registered instrument and is not a bearer instrument. This Note is registered as to both principal and interest with the Issuer and all payments hereunder shall be made to the named Noteholder or, in the event of a transfer pursuant to the next paragraph hereof, to the transferee identified in the Register maintained by the Noteholder on behalf of the Issuer.

          Transfer of this Note may be effected only by (i) surrender of this Note to the Issuer and the re-issuance of this Note to the transferee, or the Issuer's issuance to the Noteholder of a new note in the same form as this Note but with the transferee denoted as the Noteholder, or (ii) the recording by the Noteholder of the identity of the transferee in a record of ownership of this Note in the Register maintained by the Noteholder under the Note Purchase Agreement. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Issuer and the Noteholder and their permitted assigns. Any attempted transfer in violation of this paragraph shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Noteholder in the Register in accordance with this section, the Issuer shall deem and treat the Noteholder as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                  GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC


                                  By: GOLDMAN SACHS HEDGE FUND STRATEGIES LLC, its managing member

                                  By
                                    -------------------------------
                                     Name:
                                     Title:

                                 SCHEDULE A

                           PAYMENTS OF PRINCIPAL
                           ---------------------

===============================================================================
                  Amount       Amount of          Unpaid
                    of       Principal Paid     Principal
      Date       Advance       or Prepaid        Balance      Notation Made By
-------------------------------------------------------------------------------

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===============================================================================

                                                                      EXHIBIT B
                           INVESTMENT GUIDELINES

1.   PERMITTED INSTRUMENTS

The Fund will invest exclusively in the following:

a) Shares of Funds and Fund of Funds; without limitation, the Fund is expected to be invested in the following Single Strategy, Multi Manager Funds of Hedge Funds:
----------------------------------------------
Goldman Sachs Global Equity Long/Short, LLC
Goldman Sachs Global Tactical Trading II, LLC
Goldman Sachs Global Relative Value II, LLC
Goldman Sachs Global Event Driven, LLC
---------------------------------------------

b) Managed accounts with Limited Liability of Funds and Fund of Funds;
c) The Fund may invest in Money Market Funds or Money Market instruments with a maturity of 3 months or less issued by a financial counterparty rated at least P1 by Moody or A1 by S&P;
d) For hedging purposes, the Fund may enter into spot and forward FX contracts with financial counterparties rated at least P1 by Moody or A1 by S&P.


2.   STRATEGY LIMITS

-------------------------------------------------------------------
                                          Limits on
                                        Percentage of
                                       Net Asset Value
                                        of the Fund
                                        invested in
Sub-Fund employed by Strategy          Active Assets

                                      Minimum   Maximum   Comments
-------------------------------------------------------------------
  Equity Long/Short Fund                          40%

  Relative Value Fund                             40%

  Global Macro/CTA Fund                           40%

  Event Driven Fund                               40%

-------------------------------------------------------------------

Each sub-strategy is constrained by any constraint at the strategy level. The inclusion of strategies (and their respective restrictions) other than those detailed above shall be agreed by the Noteholder prior to any investment in such a strategy.

3.   LEVERAGE AND BORROWING

The Issuer may not incur or permit leverage except as provided in Section 7(a) of the Note Purchase Agreement. The underlying Single Strategy Funds will not borrow more than 10% of their Net Asset Value at the time of incurrence, and the proceeds of any such borrowing will be used solely for liquidity management purposes; provided, that if such borrowing thereafter exceeds 15% of such Single Strategy's Fund's Net Asset Value (less the estimated value (as reasonably determined by the Issuer in consultation with the Noteholder) of all pending redemptions, if any, as to which copies of redemption notices have been delivered to the Noteholder in accordance with the reporting requirements of Schedule I to the Note Purchase Agreement), the Issuer shall as soon as practicable but in any event not later than five Business Days after the date thereof take all action necessary and reasonably requested by the Noteholder to undertake redemptions in an amount equal to 120% of the amount by which such borrowing exceeds such 10% Net Asset Value threshold at such time. Promptly and in any event not later than five Business Days after receipt by the Issuer of the proceeds of any such redemption, the Issuer shall repay such borrowings to the extent necessary to comply with such 10% Net Asset Value threshold with respect to such Single Strategy Fund.

4.   LIQUIDITY

a) Liquidity Schedule on a Non-look-through basis, not including lock-ups, will satisfy the constraint in the table below.

-----------------------------------------------
EXIT PERIOD               MINIMUM NET ASSET
                          VALUE OF FUND
                          INVESTED
-----------------------------------------------
181 days or less          100%
-----------------------------------------------

-----------------------------------------------

b) The Liquidity Schedule on a Look-through basis will satisfy the constraint in the table below; provided, however, that all determinations as to such compliance shall be made by the Noteholder in its sole discretion, and, prior to receipt of a notice from the Noteholder of any Look-through Failure, the Issuer shall have no responsibility to comply (or to monitor or certify compliance) with this section 4(b).

-----------------------------------------------
EXIT PERIOD               MINIMUM NET ASSET
                          VALUE OF FUND
                          INVESTED
-----------------------------------------------
175 days or less          50%
-----------------------------------------------
456 days or less          60%
-----------------------------------------------
720 days or less          85%
-----------------------------------------------
1200 days or less         100%
-----------------------------------------------

Exit Period is defined as the maximum amount of time required to effect a redemption request from an underlying fund. Exit Period is the sum of the following terms with respect to the underlying funds (1) Notice Period Component and (2) Frequency and Lock-Up Component, but without duplication of time periods that may run concurrently.

     o The Notice Period Component is the number of days notice required.

     o    The  Frequency  and  Lock-Up  Component  is either
               a) 30 days for monthly liquidity, 90 days for quarterly liquidity, 182 days for semi-annual liquidity, 365 days for annual liquidity, if there is no lock-up period or if a redemption is allowable during the lock-up period for a fee of less than or equal to 5% of the redemption amount, no matter what the length of the initial lock-up, or b) the number of days remaining in the lock-up period plus 30 days.

5.   DIVERSIFICATION

a) The minimum number of sub-funds invested in by the Fund on a non-Look-through basis shall be 4.

b) The minimum number of sub-funds invested in by the Fund on a Look-through basis shall be 50.

c) The holding of any sub-fund on a Look-through basis shall not result in the holding of that sub-fund exceeding 8% of the Net Asset Value of the Fund; provided, however, that all determinations as to compliance with this section 5(c) shall be made by the Noteholder in its sole discretion, and, prior to receipt of a notice from the Noteholder of any Look-through Failure, the Issuer shall have no responsibility to comply (or to monitor or certify compliance) with this section 5(c).

6.    REMEDIATION

Limits and restrictions specified in these Investment Guidelines are to be observed by the Issuer at all times (except as specified in the provisos to sections 4(c) and 5(c) of these Investment Guidelines).

Unless explicitly agreed by the Noteholder in advance, upon notice from the Noteholder to the Issuer, any breach of any of these limits or restrictions must be remedied by the Issuer. Failure to initiate appropriate action plans to rectify the breaches within the Remediation Period defined below shall constitute an Event of Default under the Note Purchase Agreement at the sole discretion of the Noteholder. During such remediation periods all contractual rights and obligations of the parties remain unaffected. Initiation of appropriate action plans to rectify any such breaches within such remediation period shall constitute a cure of any such Event of Default under the Note Purchase Agreement for so long as such action plans remain in effect.

The "Remediation Period" shall be five (5) Business Days from the date of notice from the Noteholder.

FURTHER DEFINITIONS

"NON-LOOK-THROUGH BASIS": looks at the portfolio of hedge funds, including, without limitation, the 4 multi-manager single strategy funds of hedge funds managed by Goldman Sachs Hedge Fund Strategies as detailed in Paragraph 1.a).

"LOOK-THROUGH BASIS": considers the investments in underlying portfolio of Hedge Funds that the 4 multi-manager single strategy funds of hedge funds managed by Goldman Sachs Hedge Fund Strategies invest in.

                                                                      EXHIBIT C

           [GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC LETTERHEAD]

                             NOTICE OF ADVANCE

[Date]


Barclays Capital Services LLC
200 Cedar Knolls Rd, Building E
4th Floor Drop 4x
Whippany, NJ 07981
Attention: Erik Hoffman
Cc Alina Grajewski
Telephone: 973-576-3709
Facsimile: 973-576-3694

With a copy to:

Barclays Bank PLC
c/o Barclays Capital Securities Limited
5 The North Colonnade
Canary Wharf
London E14 4BB
England
Attention: Fund Bookrunning/Fund Risk Management
Telephone: +44 (0) 20 777 38063
Facsimile: +44 (0) 20 751 60972

Ladies and Gentlemen:

The undersigned, GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC, (the "ISSUER"), refers to that certain Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT") between the Issuer and BARCLAYS BANK PLC (the "NOTEHOLDER"), dated as of January 19, 2006 (as amended, supplemented or otherwise modified from time to time). The terms defined in the Note Purchase Agreement (and any schedules and exhibits thereto) are being used herein as therein defined. The undersigned hereby gives you notice, irrevocably, that the undersigned hereby requests the Noteholder to make an Advance and in that connection sets forth below the information relating to such Advance (the "PROPOSED ADVANCE"):

     The  Business  Day of the Proposed  Advance is  _________________  __,
     ____.(1)

     The Issuer requests an Advance in the aggregate principal amount of $_____________.

     The undersigned hereby certifies that on the date hereof and on the date of the Proposed Advance:

     The representations and warranties contained in the Note issued to the Noteholder are true and correct in all material respects.

--------
(1) Note, if date of Requested Advance is less than three Business Days from the date of the Notice of Advance, the Advance will be made at Overnight LIBOR and converted on the Business Day following the date of such Advance into an Advance at Weekly LIBOR pursuant to Section 1.

     Based on the most recently delivered estimated weekly NAV from the Fund Administrator, a copy of which is attached hereto as Annex 1, the net asset value of the Issuer is estimated in good faith by the undersigned to be $[_] as of the date of such estimated weekly NAV.

     No Event of Default has occurred and is continuing and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute an Event of Default, or would result from the Proposed Advance or from the application of the proceeds therefrom.

     After giving effect to the Proposed Advance, the sum of the principal amount of all Advances outstanding does not exceed the Debt to Equity Trigger Amount.

Very truly yours,

GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC

   By:  GOLDMAN SACHS HEDGE FUND STRATEGIES LLC,
      its managing member


   By:
      ------------------------------
   Name:
   Title:

                                  ANNEX 1

                    MOST RECENT WEEKLY NAV OF THE ISSUER

                                 [ATTACHED]

                                                                     SCHEDULE I


                           REPORTING REQUIREMENTS

The Noteholder shall be entitled to the following information from the Investment Manager within 5 Business Days of any request by the Noteholder:

(a) the name of any fund (a "FUND ASSET") into which the Issuer or any Single Strategy Fund invests

(b)  the aggregate amount invested by the Issuer in each Fund Asset

(c)  the performance history of such Fund Asset

(d) the frequency in relation to which subscription for, and redemptions of, units in such Fund Asset may be effected, and

(e) any notice periods relating to any subscriptions or redemptions to be effected pursuant to (e) above, and

(f) any minimum periods during which redemption of an investment in the Fund Asset is not possible (a "lock-in period")

The Issuer shall furnish to the Noteholder promptly after delivery thereof all notices of investments in and/or redemption of Fund Assets from time to time.

The Noteholder shall be entitled to the following information from the Fund Administrator and/or the Issuer within 35 calendar days of the last day of each calendar month:

     (a)  the   official   NAV  of  the   Issuer   prepared   by  the  Fund
          Administrator, and

     (b) full details from the Fund Administrator relating to all investments by the Issuer into each Fund Asset (including, without limitation, all outstanding liabilities, current assets, cash balances and any unfilled subscription and redemption orders).